EXHIBIT 32

                  Certification of Chief Executive Officer and
                       Chief Financial Officer Pursuant to
                 18 U.S.C. Section 1350, As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report on Form 10-Q of Alexander & Baldwin, Inc. (the "Company") for the quarterly period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Allen Doane, as Chief Executive Officer of the Company, and Christopher J. Benjamin, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Allen Doane
-----------------------------------
Name:    Allen Doane
Title:   Chief Executive Officer
Date:    April 26, 2004



/s/ Christopher J. Benjamin
-----------------------------------
Name:    Christopher J. Benjamin
Title:   Chief Financial Officer
Date:    April 26, 2004